MASTER LEASE AGREEMENT


         THIS MASTER LEASE AGREEMENT ("Lease") is made and entered into this 1st day of May, 1997, by and between PDS FINANCIAL CORPORATION-NEVADA, a Nevada corporation ("Lessor"), whose address is 1050 East Flamingo Road, Suite N-337, Las Vegas, Nevada 89119 and FOUR QUEENS, INC., a Nevada corporation ("Lessee"), whose address is 202 Fremont Street, Las Vegas, Nevada 89101.

Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor in accordance with the terms and conditions contained herein, certain equipment more fully described in the Lease Schedule or Schedules, referred to herein as a "Lease Schedule," as may from time to time be executed by Lessee. All equipment described in such Lease Schedules shall be collectively referred to as the "Equipment" and individually referred to as a "Unit" and is to be installed in and to be used in connection with the business location described in a particular Lease Schedule ("Premises").
         NOW THEREFORE, Lessor and Lessee agree as follows:
1. LEASE. This Lease establishes the general terms and conditions by which Lessor shall lease the Equipment to Lessee. Each Lease Schedule shall be in the form provided by Lessor and shall incorporate by reference the terms of this Lease.
2.  TERM:  RENT AND PAYMENT.
         2.1 Term. The term of this Lease shall commence on the date set forth in each Lease Schedule (the "Commencement Date") and continue as specified in such Lease Schedule ("Term").
         2.2 Rent and Payment. Lessee's obligation to pay rent for the Equipment shall commence on the Commencement Date and continue for the Term. The Basic Rent set forth on the Lease Schedule shall be payable on the Commencement Date and on the same day of each month thereafter ("Rent Date"). Any amounts payable by Lessee, other than Basic Rent, shall be deemed Additional Charges and shall be payable on the Rent Date next following the date upon which they accrue or the last day of the Term, whichever is earlier. Lessee shall make all payments at the address of Lessor set forth above or at such other address as Lessor may designate in writing. As used herein, the term "Rent" shall mean all Basic Rent and Additional Charges.
         2.3 Late Charge. If any Rent is not received by Lessor or its assignees within ten (10) days of when due, a late charge on such Rent shall be due and payable with such Rent in an amount equal to four percent (4%) of the amount past due or any part thereof, as reimbursement for administrative costs and not as a penalty.
         2.4 Lessor's Performance of Lessee's Obligations. If Lessee fails to comply with any of its covenants or obligations herein, Lessor may, at its option, perform such covenants or obligations on Lessee's behalf without thereby waiving such conditions or obligations or the failure to comply therewith and all sums advanced by Lessor in connection therewith shall be repayable by Lessee as Additional Charges. No such performance shall be deemed to relieve Lessee of its obligations herein.
         3. CERTIFICATE OF ACCEPTANCE. Lessee shall deliver to Lessor a certificate of delivery, installation and acceptance ("Certificate of Acceptance") in the form provided by the Lessor.
         4. NET LEASE. This Lease including each Lease Schedule is a net lease and Lessee's obligation to pay all Rent due and the rights of Lessor or its assignees in, and to, such Rent shall be absolute and unconditional under all circumstances, notwithstanding: (i) any setoff, abatement, reduction, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, its assignees, the manufacturer or seller of any Unit, or any other person for any reason whatsoever, including, without limitation, any breach by Lessor of this Lease; (ii) any defect in title, condition, operation, fitness for use, or any damage to or destruction of, the Equipment; (iii) any interruption or cessation of use or possession of the Equipment for any reason whatsoever; or (iv) any insolvency, bankruptcy, reorganization or similar proceedings instituted by or against Lessee.
         5. LOCATION: USE: MAINTENANCE; IDENTIFICATION AND INSPECTION.
         5.1 Location, Use, Maintenance and Repairs. (a) Lessee shall keep and use the Equipment on the Premises and shall not relocate or remove any Unit unless Lessor consents, in writing, prior to its relocation or removal. (b) Lessee shall at all times and, at its sole cost and expense, properly use and maintain the Equipment in good operating condition, other than the normal wear and tear, and make all necessary repairs, alterations and replacements thereto (collectively, "Repairs"), all of which shall immediately become the property of Lessor and subject to this Lease. Lessee shall comply with manufacturer instructions relating to the Equipment, and any applicable laws and governmental regulations. (c) Lessee shall pay all costs and expenses associated with removal and return of the Equipment.
         5.2 Identification and Inspection. Upon request by Lessor, Lessee shall mark each Unit conspicuously with appropriate labels or tags furnished by Lessor and maintain such markings through the Term to clearly disclose that said Unit is being leased from Lessor. Subject to Lessee's reasonable security requirements, Lessee shall permit Lessor's representatives to enter the Premises where any Unit is located to inspect such Unit.
6.       LOCATION: LIENS AND ENCUMBRANCES.
         6.1 Personal Property. Each Unit is personal property and Lessee shall not affix any Unit to realty so as to change its nature to a fixture or real property and agrees that each Unit shall remain personal property during the Term. Lessor expressly retains ownership and title to the Equipment. Lessee hereby agrees that it shall be responsible for all of Lessors obligations as required by the state gaming laws and regulations regarding maintenance, use, possession and operation of the Equipment. Lessee hereby authorizes, empowers, and grants a limited power of attorney to Lessor to record and/or execute and file, on Lessee's behalf, any certificates, memorandums, statements, refiling, and continuations thereof as Lessor deems reasonably necessary or advisable to preserve and protect its interest hereunder. The parties intend to create a lease agreement and the relationship of lessor and lessee between themselves. Nothing in this Lease shall be construed or interpreted to create or imply the existence of a finance lease or installment lease contract. Lessor makes no representation regarding the treatment of this Lease, the Equipment or the payment of obligations under this Lease for financial statement reporting or tax purposes.
         6.2 Liens and Encumbrances. Unless otherwise provided herein, Lessee shall not directly or indirectly create, incur or suffer a mortgage, claim, lien, charge, encumbrance or the legal process of a creditor of Lessee of any kind upon or against this Lease or any Unit. Lessee shall at all times protect and defend, at its own cost and expense, the title of Lessor from and against such mortgages, claims, liens, charges, encumbrances and legal processes of creditors of Lessee and shall keep all the Equipment free and clear from all such claims, liens and legal processes. If any such lien or encumbrance is incurred, Lessee shall immediately notify Lessor and shall take all actions required by Lessor to remove the same. 7. RETURN OF EQUIPMENT.
         7.1 Duty of Return. At the expiration of the Term or upon termination of the Lease, Lessee at its expense shall return each Unit to Lessor or its designee at the destination specified by Lessor, in accordance with appropriate gaming laws and regulations. Each Unit shall conform to all of the manufacturer's specifications and gaming laws and regulations with respect to normal function, capability, design and condition (less normal wear and tear).
         7.2 Failure to Return. If Lessee fails to return the Equipment or any portion thereof, as provided above, within fourteen (14) days following expiration of the term or termination of the Lease, then Lessee shall pay to Lessor an additional month's Rent for each month, or any portion thereof, that Lessee fails to comply with the terms of this return provision, until all of the Equipment is returned, as provided herein.
8.  RISK OF LOSS: INSURANCE.
         8.1 Risk of Loss. Lessee shall bear the risk of all loss or damage to any Unit or caused by any Unit during the period from the time the Unit is shipped by its vendor until the time it is returned as provided herein.
         8.2 Unit Replacement. If any Unit is lost, stolen, destroyed, seized by governmental action or, in Lessee's opinion or Lessor's opinion, damaged ("Event of Loss"), this Lease shall remain in full force and effect without abatement of Rent and Lessee shall promptly replace such Unit at its sole expense with a Unit of equivalent value and utility, and similar kind and in substantially the same condition as the replaced Unit immediately prior to the Event of Loss. Title to such replacement unit immediately shall vest and remain in Lessor, and such unit shall be deemed a Unit under this Lease. Upon such vesting of title and provided Lessee is not in default under this Lease, Lessor shall cause to be paid to Lessee or the vendor of the replacement unit any insurance proceeds actually received by Lessor for the replacement Unit. Lessee shall promptly notify Lessor of any Event of Loss and shall provide Lessor with and shall enter into, execute and deliver such documentation as Lessor shall request with respect to the replac-ement of any such Unit.
         8.3  Insurance.  Lessee  shall  obtain and  maintain  in full force and effect  all  risk,  full  replacement  cost  property  damage  insurance  on the
Premises: (i) comprehensive personal liability, (ii) all risk property damage on the Equipment in amounts reasonably acceptable to Lessor, and (iii) workers compensation insurance. Such insurance shall: (i) name Lessor and its Assignees, if any, as additional insureds and first loss payees as their interests may appear; and (ii) provide that the policy may not be canceled or materially altered without thirty (30) days prior written notice to Lessor and its Assignees. All such insurance shall be placed with companies having a rating of at least A, Class XII or better by Best's rating service. Lessee shall furnish to Lessor, upon request and throughout the Term, insurance certificates of a kind satisfactory to Lessor and its Assignees showing the existence of the insurance required hereunder and premium paid.
         9. LESSOR'S PURCHASE AND PERFORMANCE. Upon receipt of a Lease Schedule executed and delivered by Lessee, Lessee shall bear all responsibilities and perform all obligations of Lessor thereunder other than payment of the purchase price.
         10. TAXES.
         10.1 Taxes. Lessee agrees to report, file, pay promptly when due to the appropriate taxing authority and indemnify, defend, and hold Lessor harmless from and against any and all taxes (including gross receipts), assessments, license fees and other federal, state or local governmental charges of any kind or nature, together with any penalties, interest or fines related thereto (collectively, "Taxes") that pertain to the Equipment, its purchase, or this Lease, except such Taxes based solely upon the net income of Lessor.
         10.2 Lessor's Filing of Taxes. Notwithstanding the foregoing, Lessor at its election may report and file sales and/or use taxes which are filed and paid periodically through the Term, and the amounts so due may be invoiced to Lessee and payable as specified therein.
         11. INDEMNIFICATION. Except for the negligence of Lessor, its employees or agents and assigns, Lessee hereby assumes liability for and agrees to indemnify, defend, protect, save and hold harmless the Lessor, its agents, employees, directors and assignees from and against any and all losses, damages, injuries, claims, penalties, demands and all expenses, legal or otherwise (including reasonable attorneys' fees) of whatever kind and nature arising from the purchase, ownership, use, condition, operation or maintenance of the Equipment, until the Equipment is returned to Lessor. Any claim, defense, setoff, or other right of Lessee against any such indemnified party shall not in any way affect, limit, or diminish Lessee's indemnity obligations hereunder. Lessee shall notify Lessor immediately as to any claim, suit, action, damage, or injury related to the Equipment of which Lessee has actual or other notice and shall, at its own cost and expense, defend any and all suits which may be brought against Lessor, shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Lessor in any such action or actions, provided, however, that Lessor shall give Lessee written notice of any such claim or demand. Lessee agrees that its obligations under this Section 11 shall survive the expiration or termination of this Lease.
         12. REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants to Lessor that: i) the making of this Lease and any Lease Schedule executed by Lessee is duly authorized on the part of Lessee and that upon due execution thereof by Lessee and Lessor they shall constitute valid obligations binding upon, and enforceable against, Lessee in accordance with their terms; ii) neither the making of this Lease or such Lease Schedule, nor the due performance by Lessee, including the commitment and payment of the Rent, shall result in any breach of, or constitute a default under, or violation of, Lessee's articles of incorporation, by-laws, or any agreement to which Lessee is a party or by which Lessee is bound; iii) no approval or consent not already obtained or withholding of objection is required from any governmental authority with respect to the entering into, or performance of this Lease or any Lease Schedule by Lessee; iv) Lessee has obtained all licenses and permits required applicable laws or regulations (the "Gaming Laws") for the operation of its business.
        13. DISCLAIMERS; MANUFACTURERS WARRANTIES. LESSEE ACKNOWLEDGES THAT EACH UNIT IS OF THE DESIGN, CAPACITY AND MANUFACTURE SPECIFIED FOR AND BY THE LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES. LESSEE AGREES, REGARDLESS OF CAUSE, NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR CONSEQUENTIAL DAMAGES. LESSOR EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES WITH RESPECT TO THE EQUIPMENT WHETHER EXPRESSED OR IMPLIED. Without limiting the generality of the foregoing it is intended by the parties to exclude any and all implied warranties of merchantability and fitness for particular purposes. NO SALESMAN OR AGENT OF LESSOR IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OF THIS LEASE OR MAKE ANY REPRESENTATION REGARDING THE EQUIPMENT.
14. ASSIGNMENT OF LEASE.
         14.1 Assignment by Lessor. Lessee acknowledges and agrees that Lessor may assign, mortgage, or otherwise transfer its interest thereunder and/or in the Equipment to others ("Assignees") without consent of Lessee, provided however that Lessee and the Nevada Gaming Control Board ("Control Board") shall be notified of any assignment. Accordingly, Lessee and Lessor agree that upon such assignment, Lessee (i) shall acknowledge such assignment in writing by executing a Notice, Consent and Acknowledgment of Assignment furnished by Lessor; (ii) shall promptly pay all Rent when due to the designated Assignees, notwithstanding any defense, setoff, abatement, recoupment, reduction or counterclaim whatsoever that Lessee may have against Lessor; (iii) shall not permit the Lease or Lease Schedule so assigned to be amended or the terms thereof waived without the prior written consent of the Assignees; (iv) shall not require the Assignees to perform any obligations of Lessor under such Lease Schedule; (v) shall not terminate or attempt to terminate the Lease or Lease Schedule on account of any default by Lessor; and (vi) acknowledges that any Assignee may reassign its rights and interest with the same force and effect as the assignment described herein.
         14.2 Assignment or Sublease by Lessee. Lessee shall not assign this Lease or any Lease Schedule or assign its rights in or sublet the Equipment, or any interest therein without Lessor's and its Assignee's prior written consent, which consent shall not be unreasonably withheld. For purposes of this Lease, Lessor shall consent, upon request by Lessee, to an assignment of Lessee's interest in this Lease to Allen Paulson or any entity which is controlled by Mr. Paulson and is capitalized at a level which is acceptable to Lessor at Lessor's sole discretion.
         15. FINANCIAL INFORMATION; FURTHER ASSURANCES.
         15.1 Financial Information. Throughout the Term, Lessee shall deliver to Lessor copies of all current financial information of Elsinore Corporation (Lessee's parent corporation) which will reflect the financial condition and operations of Lessee as well as such other information regarding Lessee reasonably requested by Lessor or its Assignees.
         15.2 Further Assurances. Lessee shall execute and deliver to Lessor, such other documents, and take such further action as Lessor may request, in order to effectively carry out the intent and purposes of this Lease and the Lease Schedules. All documentation shall be in a form acceptable to Lessor and its Assignees.
Lessee shall provide all necessary notices to the Control Board.
         15.3 Lease Agreement. If any court of competent jurisdiction should determine that this Lease constitutes a security arrangement as opposed to a true lease, the parties then agree that this Lease shall constitute a security agreement within the meaning of the Uniform Commercial Code and that the Lessor shall be considered a secured party under the provisions thereof and shall be entitled to all the rights and remedies of a secured party and Lessee, as debtor, grants to Lessor, as secured party, a security interest in the Equipment; provided nothing herein shall be construed nor shall the inclusion of this paragraph be interpreted as derogating from the stated intent and contractual understanding of the parties that this is a true lease.
16.      DEFAULT BY LESSEE; REMEDIES.
         16.1 Default by Lessee. Lessee shall be in default upon the occurrence of any one of the following events ("Event of Default"): (a) failure to pay Rent when due; (b) failure to perform any other term, condition or covenant of this Lease or any Lease Schedule; (c) Lessee ceases or is enjoined, restrained or in any way prevented from conducting business as a going concern; (d) if any proceeding is filed by or against the Lessee for an assignment for the benefit of creditors, a voluntary or involuntary petition in bankruptcy, or if Lessee is adjudicated a bankrupt or an insolvent; (e) Lessee attempts to remove, sell, transfer, encumber, part with possession or sublet the Equipment or any Unit thereof; (f) any Unit is attached, levied upon, encumbered, pledged, or seized under any judicial process; (g) any warranty or representation made or furnished to the Lessor by or on behalf of the Lessee is false in any material respect when made or furnished; (h) failure to maintain in full force and effect the licenses and permits required under the Gaming Laws for the operation of Lessee's business; (i) failure to comply with all gaming regulations; or (j) any change in control of the Lessee or its business.
         16.2 Lessor Remedies. Lessee acknowledges that the enforcement of this Lease requires approval of the Control Board and/or the Nevada Gaming Commission ("the Commission") and that copies of all Default Notices, legal proceedings, etc. will be forwarded to the appropriate agency as required by state law, regulation or upon request of the Control Board or the Commission. Lessee further acknowledges that upon any Event of Default, and at any time thereafter, Lessor, may in addition to any and all rights and remedies it may have at law or in equity, without notice to or demand upon Lessee at its sole option: (i) declare the aggregate Rent then accrued and unpaid together with the balance of any Rent to be immediately due and payable; (ii) proceed by appropriate court action or other proceeding, either at law or in equity to enforce performance by Lessee of any and all covenants of this Lease; (iii) on written notice to Lessee, terminate any of Lessee's rights under this Lease or Schedule in which event Lessee shall immediately surrender and return the Equipment to Lessor pursuant to the provisions hereof; and (iv) subject to appropriate Gaming Laws, rules, laws and regulations, and required approvals, take possession, sell and/or re-lease any Unit as Lessor may desire, in its sole discretion.
         Lessor's rights and remedies herein are cumulative and in addition to any rights or remedies available at law or in equity including the Uniform Commercial Code, and may be exercised concurrently or separately. Lessee shall pay all costs, expenses, losses, damages and legal costs (including reasonable attorneys' fees) incurred by Lessor and its Assignees as a result of enforcing any terms or conditions of the Lease or any Schedules. A termination hereunder shall occur only upon written notice by Lessor to Lessee and no repossession or other act by Lessor after default shall relieve Lessee from any of its obligations to Lessor hereunder unless Lessor so notifies Lessee in writing.

17.      MISCELLANEOUS.
         17.1 Notices. Except as otherwise required by law, all notices required herein shall be in writing and sent by prepaid certified mail or by courier, addressed to the party at the address of the party specified herein or such other address designated in writing. Notice shall be effective upon the earlier of its receipt or four (4) days after it is sent.
         17.2 Survival of Indemnities. All indemnities of Lessee shall survive and continue in full force and effect for events occurring prior to the return of the Equipment to the Lessor, notwithstanding the expiration or termination of the Term.
         17.3 Counterparts. Each Lease and any Lease Schedule may be executed in counterparts.
         17.4 Multiple Lessees. If more than one Lessee is named in this Lease or a Lease Schedule the liability of each shall be joint and several.
         17.5 Titles. Section titles are not intended to have legal effect or limit or otherwise affect the interpretation of this Lease or any Lease Schedule.
         17.6 Waiver. No delay or omission in the exercise of any right or remedy herein provided or otherwise available to Lessor, or prior course of conduct, shall impair or diminish Lessor's rights to exercise the same or any other right of Lessor; nor shall any obligation of Lessee hereunder be deemed waived. The acceptance of rent by Lessor after it is due shall not be deemed to be a waiver of any breach by Lessee of its obligations under this Lease or any Lease Schedule.
         17.7 Successors. This Lease and each Lease Schedule shall inure to the benefit of and be binding upon Lessor and Lessee and their respective successors in interest.
         17.8 Not an Offer. Neither this Lease nor any Lease Schedule shall be deemed to constitute an offer or be binding upon Lessor until executed by Lessor's authorized officer.
         17.9 Severability. If any provisions of this Lease or any Lease Schedule shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provision thereof shall not be affected or impaired in any way.
         17.10 Modification. Lessor and Lessee agree that any modifications to this Lease or any Lease Schedule shall be in writing and shall be signed by both parties and their last known assignees, if any.
         17.11 Lease Irrevocable. This Lease is irrevocable for the full Term hereof and the Rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by the Lessor or for any other reason.
         17.12 Governing Law. This Lease and each Lease Schedule are entered into under and shall be construed in accordance with, and governed by the laws of the State of Nevada.
         17.13 Riders. In the event that any riders are attached hereto and made a part hereof and if there is a conflict between the terms and provisions of any rider, including any Lease Schedule and the terms and provisions herein, the terms and provisions of the rider or Lease Schedule shall control to the extent of such conflict.
         17.14 Entire Agreement. LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS LEASE, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSOR AND LESSEE AGREE THAT THIS LEASE, ALL RIDERS, LEASE SCHEDULES, OR EXHIBITS HERETO, AND THE LEASE SCHEDULES SHALL CONSTITUTE THE ENTIRE AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY UNIT.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed on the date set forth by their authorized representatives.

LESSEE:                                     LESSOR:

FOUR QUEENS, INC.,                          PDS FINANCIAL CORPORATION-NEVADA,
a Nevada corporation                        a Nevada corporation


By:________________________________         By:_________________________________
Its:_________________________________      Its:_________________________________

                  LEASE SCHEDULE NO. 1 TO MASTER LEASE AGREEMENT


         This Lease Schedule No. 1 is attached to and made a part of the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION-NEVADA, a Nevada corporation ("Lessor"), and FOUR QUEENS, INC., a Nevada corporation ("Lessee"), dated May 1, 1997.

         1. Description of Equipment: The Equipment listed on Attachment "A" to this Lease Schedule is added to the Equipment leased under the Lease and made subject to the provisions of the Lease.

         2. Commencement Date: The Commencement Date for the Equipment leased under this Schedule will be the date the Equipment is delivered and accepted by the Lessee.

         3. Term: The Term shall commence on the Commencement Date and shall continue for 48 consecutive months.

         4. The Basic Rent due each month during the Term for the Equipment described herein is as follows:

                  a. The first payment under this Lease Schedule in an amount equal to $12,077.70 shall be due and payable on May 1, 1997.

                  b. Payment of the Basic Rent in the amount of $12,077.70 shall be due and payable on June 1, 1997 and on the 1st day of each month thereafter for 47 consecutive months through and including April 1, 2001.

                  c. In addition to the monthly Basic Rent due as set forth above, Lessee shall pay Lessor an amount equal to all taxes which may be imposed by any Federal, State or local authority from time to time (excepting taxes based on income).

         5. All of the provisions of the Lease are incorporated by reference herein as if set forth fully herein.

Dated:  May 1, 1997

LESSEE:                                        LESSOR:

FOUR QUEENS, INC.,                             PDS FINANCIAL CORPORATION-NEVADA,
a Nevada corporation                           a Nevada corporation


By:______________________________              By:______________________________
Its:______________________________             Its:_____________________________

                        PURCHASE/RENEWAL OPTION
                        TO LEASE SCHEDULE NO. 1


This Purchase/Renewal Option is attached to and made a part of Lease Schedule No. 1 ("Lease Schedule") and the Master Lease Agreement ("Lease") between PDS FINANCIAL CORPORATION-NEVADA, a Nevada corporation ("Lessor"), and FOUR QUEENS, INC., a Nevada corporation ("Lessee") each dated May 1, 1997.

If Lessee has not been in default under the terms of the Lease, at the expiration of the Term, Lessor grants Lessee an option to (a) purchase (the "Purchase Option") all but not less than all of the Equipment described in the Lease Schedule for the sum equal to the fair market value of the Equipment (not to exceed 15% of the original purchase price) as of the date of expiration of the Term as determined by an independent appraiser selected by Lessor (the "Exercise Price") or (b) renew the Lease Term for a period of one year (the "Renewal Term") at the then fair market rental as determined by Lessor in its sole discretion (the "Renewal Option"). A written notice of exercise of the Purchase Option or the Renewal Option must be given by Lessee 120 days prior to the expiration of the Term or any Renewal Term. Upon timely receipt of such notice of exercise, receipt of the payment of all Rent due under the Lease Schedule and/or payment of the Exercise Price, Lessor will, with exercise of the Purchase Option, execute and deliver to Lessee a Bill of Sale for the Equipment described in the Lease Schedule. Upon failure of the Lessor to so deliver a Bill of Sale, this Purchase/Renewal Option to Lease Schedule No. 1 shall then constitute a conveyance of the Equipment in accordance herewith. Payment in full of the Exercise Price shall be due and payable on or before the expiration of the Term. If Lessee fails to give timely notice of the exercise of either the Purchase Option or the Renewal Option, the Lease Term shall be automatically renewed for a period of 120 days (the "Automatic Renewal Term") at the original monthly Basic Rent. If Lessee has not been in default under the terms of the Lease at the expiration of the Lease Term, Renewal Term or any Automatic Renewal Term and Lessee shall fail to exercise any Purchase Option or Renewal Option, Lessee shall, at Lessee's expense, return the Equipment to Lessor at a facility designated by Lessor, according to the terms of the Lease. Lessee shall in all respects remain obligated under the Lease for payment of Rent, care, maintenance, delivery, use and insurance of the Equipment until Lessor inspects and accepts the Equipment. In the event it shall at any time be determined that by reason of the options hereby given or otherwise that the lease of the Equipment to which the Purchase Option or the Renewal Option applies was in fact a sale to the Lessee of the Equipment, the Lessee agrees that neither it nor its successors or assigns has or will have any claim or cause of action against Lessor, its successors or assigns, for any reason for loss sustained by virtue of such determination.

Notwithstanding anything to the contrary herein, Lessee shall have the right during the Term to purchase all, but not less than all of the Equipment under the Lease Schedule for an amount equal to the product of (i) the then remaining principal balance (including the 15% residual) of a straight line 48-month amortization of the original purchase price of the Equipment and (ii) the Payoff Schedule attached hereto as Exhibit 1.

Lessee acknowledges that the Equipment sold by Lessor under the Purchase Option is being sold in an "as is, where is" condition. Lessor makes, and will make, no representations or warranties regarding the Equipment, its suitability for Lessee's purpose, or its compliance with any laws. Lessee hereby assumes all liability for the Equipment and agrees to indemnify Lessor per the terms of the Lease for any claims arising out of the purchase of the Equipment.

LESSEE:                                     LESSOR:

FOUR QUEENS, INC.,                          PDS FINANCIAL CORPORATION-NEVADA,
a Nevada corporation                        a Nevada corporation


By:_________________________________        By:_________________________________
Its:__________________________________      Its:________________________________

PDS FINANCIAL CORPORATION
PAYOFF SCHEDULE  ---  NO PREPAYMENT PREMIUM
                                                           % of new

                              04/01/97                       100.0%
                              05/01/97                        97.6%
                              06/01/97                        96.2%
                              07/01/97                        94.9%
                              08/01/97                        93.4%
                              09/01/97                        18.4%
                              10/01/97                        18.1%
                              11/01/97                        17.8%
                              12/01/97                        17.5%
                              01/01/98                        17.2%
                              02/01/98                        16.9%
                              03/01/98                        16.6%
                              04/01/98                        16.3%
                              05/01/98                        16.0%
                              06/01/98                        15.7%
                              07/01/98                        15.4%
                              08/01/98                        15.1%
                              09/01/98                        14.8%
                              10/01/98                        14.4%
                              11/01/98                        14.1%
                              12/01/98                        13.8%
                              01/01/99                        13.5%
                              02/01/99                        13.1%
                              03/01/99                        12.8%
                              04/01/99                        12.4%
                              05/01/99                        12.1%
                              06/01/99                        11.7%
                              07/01/99                        11.4%
                              08/01/99                        11.0%
                              09/01/99                        10.6%
                              10/01/99                        10.3%
                              11/01/99                         9.9%
                              12/01/99                         9.5%
                              01/01/2000                       9.2%
                              02/01/2000                       8.8%
                              03/01/2000                       8.4%
                              04/01/2000                       8.0%
                              05/01/2000                       7.6%
                              06/01/2000                       7.2%
                              07/01/2000                       6.8%
                              08/01/2000                       6.4%
                              09/01/2000                       6.0%
                              10/01/2000                       5.6%
                              11/01/2000                       5.1%
                              12/01/2000                       4.7%
                              01/01/2001                       4.3%
                              02/01/2001                       3.9%
                              03/01/2001                      17.1%
                              04/01/2001                      15.0%

                     RIDER NO. 1 TO MASTER LEASE AGREEMENT


         THAT CERTAIN MASTER LEASE AGREEMENT dated the 10th day of September, 1997 by and between PDS FINANCIAL CORPORATION, as Lessor, and Blue Chip Casino, Inc., as Lessee, is hereby amended and modified as follows:

1.       Security Deposits.

         If the Lessee is not then in default under the Lease or any Lease Schedule, at the end of the Term of the Lease Schedules or in the event of a Termination Payment, Lessor shall apply any security deposit paid and received by Lessor in connection with such Lease Schedule to the final payment or the Termination Payment due under the Lease Schedules.

2.       IGT Cash Discount.

         Lessor will remit to Lessee the three percent (3%) IGT cash discount on the IGT manufactured slot machines described under Lease Schedule No. 1 within 48 hours of Lessor's receipt of the same from IGT.

3.       Prepayment.

         Anything contained in the Lease or any Lease Schedule to the contrary notwithstanding, if the term of this Lease has not been terminated and no Event of Default hereunder or under the Lease exists, Lessee shall have the option to prepay sums due under all, but not less than all Lease Schedules, or to terminate all, but not less than all Lease Schedules, by giving Lessor irrevocable written notice of Lessee's intention to exercise such prepayment ("Prepayment") or termination option ("Termination Payment") on the next Basic Rent payment date and shall pay the Prepayment or Termination Payment to Lessor on such next Basic Rent payment date in immediately available funds. Any Prepayment or Termination Payment and any over due Rent and all other payments due or to become due hereunder shall be applied equally, pro rata, to each Lease Schedule and shall be discounted at a rate per annum equal to 9.00%. Upon receipt by Lessor of the Termination Payment, Lessor will transfer all of its right, title and interest in and to the Equipment pursuant to the Lease and all obligations of Lessee with respect to the Lease shall cease, except for such obligations which, by the terms thereof, expressly survive the termination of the Lease. Upon termination of the Lease, Lessor will take such action as is reasonably requested by Lessee to terminate Lessor's interest in the Equipment, except as otherwise provided herein or in the Lease or other agreement then in effect between Lessor and Lessee.

Except as expressly amended and modified herein, all provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. This Rider No. 1 To Master Lease Agreement restates and supersedes any other Rider No. 1 To Master Lease Agreement which may have existed between the parties hereto.

AGREED:                                  AGREED:

BLUE CHIP CASINO, INC.                   PDS FINANCIAL CORPORATION


By:_____________________________         By:_______________________________

Title:____________________________       Title: _____________________________
Date:____________________________        Date:_____________________________



              CERTIFICATE OF DELIVERY, INSTALLATION AND ACCEPTANCE


TO:          PDS FINANCIAL CORPORATION-NEVADA, a Nevada corporation ("Lessor")

FROM:             FOUR QUEENS, INC., a Nevada corporation ("Lessee")

RE: Master Lease Agreement dated as of May 1, 1997 ("Lease") and Lease Schedule No. 1 thereto dated of even date therewith

PREMISES:         Four Queens Hotel & Casino
                  202 Fremont Street
                  Las Vegas, NV  89101


Equipment

         Lessee hereby certifies that the items of Equipment described in the Lease (and attached hereto as Attachment A to the Lease Schedule No. 1 to Master Lease Agreement) has been delivered to and inspected by Lessee, installed in the Premises, found to be in good order and accepted for all purposes of the Lease as Equipment under the Lease, all on May 1, 1997 (the "Acceptance Date").

         Lessee acknowledges Lessor's right to assign all or part of its interest under the Lease and/or all or part of other sums due thereunder and that any such assignee of Lessor does not assume any of the obligations of Lessor.

LESSEE ACKNOWLEDGES THAT EACH UNIT IS OF THE DESIGN, CAPACITY AND MANUFACTURE SPECIFIED FOR AND BY THE LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES. LESSEE AGREES, REGARDLESS OF CAUSE, NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR CONSEQUENTIAL DAMAGES. Without limiting the generality of the foregoing it is intended by the parties to exclude any and all implied warranties of merchantability and fitness for particular purposes.

LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS CERTIFICATE OF DELIVERY, INSTALLATION AND ACCEPTANCE, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSEE AGREES THAT THE LEASE AND ALL RIDERS AND SCHEDULES THERETO CONSTITUTE THE ENTIRE LEASE AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSEE AND LESSOR WITH RESPECT TO ANY UNIT. THIS LEASE IS NOT CANCELABLE BY LESSEE FOR THE TERM HEREOF.

         IN WITNESS WHEREOF, Lessee has caused this Certificate of Delivery, Installation and Acceptance to be duly executed on this 1st day of May, 1997 by its authorized representative.

                                         FOUR QUEENS, INC.,
                                         a Nevada corporation


                                         By:________________________________
                                         Its:________________________________


                                         ATTACHMENT "A"
                                          FOUR QUEENS
                                        File No. 3001-03

This Attachment "A" is attached to and made a part of the Master Lease Agreement dated May 1, 1997 and Lease  Schedule No. 1 thereto dated of even date therewith between PDS Financial  Corporation-Nevada,  a Nevada corporation ("Lessor"), and
Four Queens,Inc., a Nevada corporation ("Lessee").
                                                               Model/
Quantity   Denom          Model/Description    Manufacturer    Item No.  Serial No. Invoice/PO No.   Price          Amount
--------   -----          -----------------    ------------    --------  ---------- --------------   -----          ------
 Slots
 -----

     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5033CFIW   819467       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5033CFIW   819468       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5033CFIW   819469       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5033CFIW   819470       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5033CFIW   819471       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5033CFIW   819472       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819473       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819474       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819475       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819476       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819983       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819884       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819985       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819986       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819987       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819988       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819989       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819990       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819991       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819992       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819993       N079924    $6,195.000      $6,195.00
     1     $1.00         S Slot Plus, W/EMB BV        IGT      B5036CFIW   819994       N079924    $6,195.000      $6,195.00
     1     $1.00      S Plus with B and W/EMB BV      IGT      B5136CFIW   819995       N079924    $6,195.000      $6,195.00
     1     $1.00      S Plus with B and W/EMB BV      IGT      B5136CFIW   819996       N079924    $6,195.000      $6,195.00
     1     $1.00      S Plus with B and W/EMB BV      IGT      B5136CFIW   819997       N079924    $6,195.000      $6,195.00
     1     $1.00      S Plus with B and W/EMB BV      IGT      B5136CFIW   819998       N079924    $6,195.000      $6,195.00
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     1     $5.00      S Plus with B and W/EMB BV      IGT      B5136CFIW   820003       N079924    $6,195.000      $6,195.00
     1     $5.00      S Plus with B and W/EMB BV      IGT      B5136CFIW   820004       N079924    $6,195.000      $6,195.00
     1     $5.00      S Plus with B and W/EMB BV      IGT      B5136CFIW   820005       N079924    $6,195.000      $6,195.00
     1     $5.00      S Plus with B and W/EMB BV      IGT      B5136CFIW   820006       N079924    $6,195.000      $6,195.00
     1    $10.00      S Plus with B and W/EMB BV      IGT      B5136CFIW   820007       N079924    $6,195.000      $6,195.00
     1    $10.00      S Plus with B and W/EMB BV      IGT      B5136CFIW   820008       N079924    $6,195.000      $6,195.00
     1    $25.00      S Plus with B and W/EMB BV      IGT      B5136CFIW   820009       N079924    $6,195.000      $6,195.00
     1     $0.25     PE+ Flat Bar IBA Dueces Wild     IGT        OA15C     782115       N080005    $7,295.000      $7,295.00
     1     $0.25     PE+ Flat Bar IBA Dueces Wild     IGT        OA15C     782116       N080005    $7,295.000      $7,295.00
     1     $0.25       PE + 4 of a Kind W/EMB BV      IGT        IA65CF    788515       N080005    $6,095.000      $6,095.00
     1     $0.25       PE + 4 of a Kind W/EMB BV      IGT        IA65CF    788517       N080005    $6,095.000      $6,095.00
     1     $0.25       PE + 4 of a Kind W/EMB BV      IGT        IA65CF    809642       N080005    $6,095.000      $6,095.00
     1     $0.25       PE + 4 of a Kind W/EMB BV      IGT        IA65CF    809645       N080005    $6,095.000      $6,095.00
     1     $0.25       PE + 4 of a Kind W/EMB BV      IGT        IA65CF    809684       N080005    $6,095.000      $6,095.00
     1     $0.25       PE + 4 of a Kind W/EMB BV      IGT        IA65CF    809653       N080005    $6,095.000      $6,095.00
     1     $0.25       PE + 4 of a Kind W/EMB BV      IGT        IA65CF    809676       N080005    $6,095.000      $6,095.00
     1     $0.25       PE + 4 of a Kind W/EMB BV      IGT        IA65CF    809636       N080005    $6,095.000      $6,095.00
     1     $1.00        Used Sigma Video Poker       Sigma      SIGMPKR    720864       N080165      $250.000        $250.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    788505       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    788509       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    788511       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    788513       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    788519       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    788520       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    809645       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    809647       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    809659       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    809660       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    809663       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    809673       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    809680       N079706    $6,095.000      $6,095.00
     1     $0.25   Bonus Poker Progressive W/EMB BV   IGT        IA650F    809683       N079706    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809644       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809646       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809662       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809655       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809685       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809687       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809688       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809691       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    788514       N079911    $6,095.000      $6,095.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720838       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720839       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720840       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720841       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720842       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720843       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720844       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720845       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720846       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720847       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720848       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720849       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720850       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720851       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720852       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720853       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720854       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720855       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720856       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720857       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720858       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720859       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720860       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720861       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720862       N079911      $250.000        $250.00
     1     $0.25        Used Sigma Video Poker       Sigma      SIGMPKR    720863       N079911      $250.000        $250.00
     1     $1.00        Used Sigma Video Poker       Sigma      SIGMPKR    720865       N079911      $250.000        $250.00
     1     $1.00        Used Sigma Video Poker       Sigma      SIGMPKR    720866       N079911      $250.000        $250.00
     1     $1.00        Used Sigma Video Poker       Sigma      SIGMPKR    720867       N079911      $250.000        $250.00
     1     $1.00        Used Sigma Video Poker       Sigma      SIGMPKR    720868       N079911      $250.000        $250.00
     1     $1.00        Used Sigma Video Poker       Sigma      SIGMPKR    720869       N079911      $250.000        $250.00
     1     $1.00        Used Sigma Video Poker       Sigma      SIGMPKR    720870       N079911      $250.000        $250.00
     1     $1.00        Used Sigma Video Poker       Sigma      SIGMPKR    720871       N079911      $250.000        $250.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809649       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809057       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809658       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809661       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809672       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809681       N079911    $6,095.000      $6,095.00
     1     $0.25       PE+ 4 of a Kind W/EMB BV       IGT        IA650F    809690       N079911    $6,095.000      $6,095.00
    111

 Equipment
    10   Over Sized Coin Handling Including Hopper    IGT                               N079924      $300.000      $3,000.00
    37                 Player Tracking Units          IGT                               N079924      $880.000     $32,560.00
     8  Imbedded Video Mount Player Tracking Units    IGT                               N080005      $880.000      $7,040.00
     2  Player Tracking Units for Drop in Bar Games   IGT                               N080005      $380.000        $760.00
    14  Imbedded Video Mount Player Tracking Units    IGT                               N079706      $880.000     $12,320.00
     9  Imbedded Video Mount Player Tracking Units    IGT                               N079911      $880.000      $7,920.00
     8  Imbedded Video Mount Player Tracking Units    IGT                               N079911      $880.000      $7,040.00




    LESSEE:                                LESSOR:

FOUR QUEENS, INC.,                         PDS FINANCIAL CORPORATION - NEVADA,
a Nevada corporation                       a Nevada corporation


By:________________________________        By:__________________________________

Its: ______________________________        Its: ________________________________






                                                WARRANTY BILL OF SALE


KNOW ALL MEN BY THESE PRESENTS:

         That Four Queens, Inc., a Nevada corporation ("Seller"), for good and valuable consideration, receipt of which is hereby acknowledged, does hereby grant, convey, assign, transfer, bargain and sell, deliver and set over unto PDS Financial Corporation-Nevada, a Nevada corporation ("Purchaser"), and unto its successors and assigns forever, all of Seller's right, title and interest in the Equipment described in Attachment A attached hereto and incorporated herein ("Assets").

         Seller hereby warrants to Purchaser, its successors and assigns, that there is hereby conveyed to Purchaser on the date hereof good and marketable title to the Assets free and clear of all liens, encumbrances, and rights of others, and hereby covenants that Seller will warrant and defend such title against all claims and demands whatsoever that are made in writing.

         This Bill of Sale shall in all respects be governed in accordance with the laws of the State of Nevada. This Bill of Sale is subject to Seller's rights under a Master Lease Agreement dated May 1, 1997.

         IN WITNESS WHEREOF, Seller has caused this instrument to be duly executed and delivered this 1st day of May, 1997.

                                               SELLER:

                                               FOUR QUEENS, INC.,
                                               a Nevada corporation



                                               By:______________________________
                                               Its:_____________________________


STATE OF ___________________ )
                                       ) ss
COUNTY OF _________________ )

         On this _____ day of  _________________,  19____,  before me personally appeared _____________ ______________, the _____________________________ of Four
Queens, Inc., a Nevada corporation, on behalf of the corporation.



                                              ---------------------------------
                                                        Notary Public

My Commission expires:___________________________





                                GUARANTY

                                                                     May 1, 1997

         FOR VALUE RECEIVED, and in order to induce PDS FINANCIAL CORPORATION-NEVADA, a Nevada corporation ("Lessor"), to lease to FOUR QUEENS, INC., a Nevada corporation ("Lessee") the equipment described in that certain Master Lease Agreement dated of even date herewith ("Lease Agreement") and Lease Schedule No. 1 to Master Lease Agreement ("Lease Schedule") (the Lease Agreement, Lease Schedule and all documents and instruments executed and delivered to Lessor in connection with the Lease are hereafter collectively the "Lease") made and executed by the Lessee to the order of Lessor, the undersigned hereby absolutely and unconditionally guarantees to Lessor the due and prompt payment by Lessee of all sums due under the Lease, and all other costs incurred, including reasonable attorneys' fees, in enforcing payment of the Lease or this Guaranty (all such costs, the indebtedness evidenced by, and the terms and conditions of the Lease and this Guaranty being herein collectively referred to as the "Indebtedness Guaranteed");

         It is understood and agreed that as a condition of giving this Guaranty, the undersigned shall be given ten (10) days after receipt of written notice from Lessor of a default by Lessee in payment of any Indebtedness Guaranteed to cure such default. If the undersigned fails to cure a default by Lessee within ten (10) days after receipt of written notice from Lessor of a default by Lessee, the undersigned does hereby grant to Lessor the right to demand immediate payment from the undersigned, and the undersigned shall immediately become liable for, the balance of the Indebtedness Guaranteed upon acceleration of the Indebtedness Guaranteed by Lessor, without further notice.

         The undersigned hereby agrees that the Lessor may from time to time without notice to or consent of the undersigned and upon such terms and conditions as the Lessor may deem advisable without affecting this Guaranty (a) release any maker, surety or other person liable for payment of all or any part of the Indebtedness Guaranteed; (b) make any agreement extending or otherwise altering the time for or the terms of payment of all or any part of the Indebtedness Guaranteed; (c) modify, waive, compromise, release, subordinate, resort to, exercise or refrain from exercising any right the Lessor may have hereunder, under the Lease or any other security given for the Indebtedness Guaranteed; (d) accept additional security or guarantees of any kind; (e) endorse, transfer or assign its rights under the Lease, to any other party; (f) accept from Lessee or any other party partial payment or payments on account of the Indebtedness Guaranteed; (g) from time to time hereafter further loan monies or give or extend credit to or for the benefit of the Lessee; and (h) release, settle or compromise any claim of the Lessor against the Lessee, or against any other person, firm or corporation whose obligation is held by the Lessor as security for the Indebtedness Guaranteed.

         The undersigned hereby unconditionally and absolutely waives (a) any obligation on the part of the Lessor to protect, secure or insure any of the security given for the payment of the Indebtedness Guaranteed; (b) the invalidity or unenforceability of the Indebtedness Guaranteed; (c) any of the security given for the payment of the Indebtedness Guaranteed; (d) notice of acceptance of this Guaranty by the Lessor; (e) notice of presentment, demand for payment, notice of non-performance, protest, notices of protest and notices of dishonor, notice of non-payment or partial payment; (f) notice of any defaults under the Lease or in the performance of any of the covenants and agreements contained therein or in any instrument given as security therefor; (g) any defense, offset or claim the Lessee or the undersigned may have against the Lessor; (h) any limitation or exculpation of liability on the part of the Lessee whether contained in the Lease or otherwise; (i) the transfer or sale by the Lessee or the diminution in value thereof of any security given for the Indebtedness Guaranteed; (j) any failure, neglect or omission on the part of the Lessor to realize or protect the Indebtedness Guaranteed or any security given therefor; (k) any right to insist that the Lessor prosecute collection of the Indebtedness Guaranteed or resort to any instrument or security given to secure the Indebtedness Guaranteed or to proceed against the Lessee or against any other guarantor or surety prior to enforcing this Guaranty; provided, however, at its sole discretion the Lessor may either in a separate action or an action pursuant to this Guaranty pursue its remedies against the Lessee or any other guarantor or surety, without affecting its rights under this Guaranty; (l) notice to the undersigned of the existence of or the extending to the Lessee of the Indebtedness Guaranteed, or (m) any order, method or manner of application of any payments on the Indebtedness Guaranteed.

         Without limiting the generality of the foregoing, the undersigned will not assert against the Lessor any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, ultra vires acts, usury, illegality or unenforceability which may be available to the Lessee in respect of the Indebtedness Guaranteed, or any setoff available against the Lessor to the Lessee whether or not on account of a related transaction, and the undersigned expressly agrees that it shall be and remain liable for any deficiency remaining after repossession and sale of any of the leased equipment under the Lease, notwithstanding provisions of law that may prevent the Lessor from enforcing such deficiency against the Lessee. The undersigned hereby specifically waives and renounces any right to proceed against the Lessee, and its successors and assigns, for any deficiency arising as a result of the foreclosure of any mortgage or security interest securing the Indebtedness Guaranteed, which deficiency Lessor may be unable to enforce against the Lessee pursuant to applicable law. The liability of the undersigned shall not be affected or impaired by any voluntary or involuntary dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting the Lessee or any of its assets and that upon the institution of any of the above actions, at the Lessor's sole discretion and without notice thereof or demand therefor, the undersigned's obligations shall become due and payable and enforceable against the undersigned, whether or not the Indebtedness Guaranteed is then due and payable.

         The undersigned further agrees that no act or thing, except for payment and performance in full of the Indebtedness Guaranteed, which but for this provision might or could in law or in equity act as a release of the liabilities of the undersigned hereunder shall in any way affect or impair this Guaranty and the undersigned agrees that this shall be a continuing, absolute and unconditional Guaranty and shall be in full force and effect until the Indebtedness Guaranteed has been paid in full.

         Performance by the undersigned under this Guaranty shall not entitle the undersigned to be subrogated to any of the Indebtedness Guaranteed or to any security therefor, unless and until the full amount of the Indebtedness Guaranteed has been fully paid.

         The undersigned agrees this Guaranty is executed in order to induce the Lessor to enter into the Lease and with the intent that it be relied upon by the Lessor in connection therewith. Execution of the Lease, without any further action or notice, shall constitute conclusive evidence of the reliance hereon by the Lessor. This Guaranty shall run with the Lease and without the need for any further assignment of this Guaranty to any subsequent holder of the Lease or the need for any notice to the undersigned thereof. Upon endorsement or assignment of the Lease to any subsequent holder, said subsequent holder of the Lease may enforce this Guaranty as if said holder had been originally named as Lessor hereunder.

         The undersigned consents to be sued in any jurisdiction in which either the Lessee may be sued or the Lessor's principal place of business, at Lessor's sole option, as well as the undersigned's principal place of business and residence and in the state where this Guaranty is executed.

         No right or remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other available remedy or remedies but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by the Lessor.

         This Guaranty is delivered in and made in and shall in all respects be construed pursuant to the laws of the State of Nevada.

         This Guaranty and each and every part hereof, shall be binding upon the undersigned and upon its successors and assigns and shall inure to the pro rata benefit of each and every future holder of the Lease, including the successors and assigns of the Lessor.

                                          ELSINORE CORPORATION,
                                          a Nevada corporation


                                          By:_________________________________
                                          Its:_________________________________




                         SECRETARY'S CERTIFICATE


         I, __________________________________,  do hereby certify that I am the
Secretary of Four Queens, Inc., a corporation organized and existing under and by virtue of the laws of the State of Nevada, having its principal place of business in the City of Las Vegas, State of Nevada.

         That the following  resolution  was duly and  regularly  adopted by the
Board  of  Directors  of  said   corporation,   by  unanimous   consent,   dated
___________________, 1997:

         "RESOLVED, that the President, each Vice President and each other officer and each agent of this corporation indicated below, or any one of them, be and they are hereby authorized to negotiate and enter into leases or a master lease agreement, lease schedules and any supplements thereto from time to time for and on behalf of this corporation with PDS Financial Corporation-Nevada, a Nevada corporation ("PDS"), in such amounts and upon such terms as said officer or agent shall deem to be in the best interests of this corporation and said officer or agent is hereby authorized and empowered to enter into any agreement renewing, extending, altering, amending or modifying said agreements and instruments at any time and from time to time and to execute, for and on behalf of this corporation, financing statements, subordination agreements, riders, addendums and such other documents and such other documents and instruments as may be required by said PDS to effectuate such agreements and instruments, and any such agreement or instrument may contain a clause whereby this corporation waives its right to trial by jury with respect to actions brought by or against said PDS regarding this corporation."

         I further certify that said resolution: (a) is not contrary to the Articles of Incorporation or bylaws of said corporation; (b) and has not been modified, repealed or rescinded but is in full force and effect; and (c) said PDS may continue to rely upon said resolution until an authorized representative of said corporation provides PDS with not less than 10 days prior written notice to the contrary.

         I further certify that the following persons are the officers of said corporation duly authorized pursuant to the foregoing resolution, each holding the respective offices set opposite their names below and that the signatures set opposite their respective names and offices are their genuine signatures:

Name (Print or Type)                                          Signature

______________________________    President       ______________________________

______________________________    Vice President  ______________________________

______________________________    (Specify:)
                                            -------------    -------------------

______________________________      Agent  _____________________________________

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said corporation this _____ day of ______________, 19____.


(Corporate Seal)                             ___________________________________
                                                         Secretary

Witness:

----------------------------------
(Sign and Print Name)




                         CERTIFICATE OF GUARANTOR


         I, the undersigned, do hereby certify that I am _____________________ of ELSINORE CORPORATION, a corporation organized and existing under the laws of the State of Nevada and that by Unanimous Writing in Lieu of Meeting of the Board of Directors of said corporation effective on the ______ day of March, 1997, the following resolutions were adopted:

         WHEREAS,  PDS  Financial   Corporation-Nevada,   a  Nevada  corporation
         ("Lessor") has leased certain slot machines ("Equipment") to Four Queens, Inc.; and

         WHEREAS, it is deemed to be in the best interests of this corporation to execute and deliver a Guaranty agreement to Lessor in the form reviewed by the directors;

         NOW, THEREFORE RESOLVED, that the corporation execute and deliver to Lessor a Guaranty in the form reviewed by the directors;

         RESOLVED FURTHER, that any officer of the corporation be, and he hereby is, authorized and directed to execute and deliver to Lessor on behalf of the corporation and as an official act of the corporation this corporation's Guaranty and such other related documents as may be required by said Lessor as a condition to Lessor entering into the Lease, the form of said documents to be in form as he shall deem necessary, his signature thereon being conclusive evidence of his agreeing to the form of such documents.

         I also certify that said resolutions have been duly entered into the Minute Book of the corporation and have not been repealed or modified in any way and are still in full force and effect, that said resolutions are not inconsistent with any provisions of the Articles of Incorporation or the ByLaws of this corporation and do not violate, contravene or result in a default under any indenture or agreement to which the corporation is a party.

         I further certify that the following person has been duly elected to and does now hold the office set forth below and that the signature opposite his typed name is his true and genuine signature.

NAME                                SIGNATURE                 OFFICE

------------------------    ------------------------   -------------------------

------------------------    ------------------------   -------------------------


         I further certify that attached hereto are true and correct copies of the current Articles of Incorporation of the corporation, its Bylaws, and a Certificate of Good Standing from the Secretary of the State of Nevada.

GUARANTOR:                                 ELSINORE CORPORATION,
                                           a Nevada corporation


                                           By:_________________________________
                                           Its:_________________________________

STATE OF NEVADA            )
                                    ) SS
COUNTY OF ______________ )

         The foregoing instrument was acknowledged before me this ______ day of March, 1997, by _______________________ the ____________________ of Elsinore
Corporation, a Nevada corporation, on behalf of the corporation.


                                          --------------------------------------
                                                    Notary Public

My Commission expires:_______________________________





                   AUTHORIZATION FOR AUTOMATIC PAYMENT


I authorize PDS FINANCIAL CORPORATION (and its assignees) and the bank named below to initiate variable entries to my checking/savings account for the following loan:

         Lease Description:                3001-03

         Original Lease Amount:        $505,206.30

         Payment Date:                 May 1, 1997

         Payment Amount:                $12,077.70
         Sales Tax @ 7.0%                  $845.44
         Total                          $12,923.14

         Effective Date:               May 1, 1997

This authorization will remain in effect until I notify you or the bank in writing to cancel it in such time as to afford the bank a reasonable opportunity to act on it. I can stop payment of any entry by notifying you or my bank three
(3) days before my account is charged. I can have the amount of an erroneous charge immediately credited to my account up to 15 days following issuance of my bank statement or 46 days after posting, whichever occurs first.

         ------------------------------------------------------------------
         (Name of Financial Institution)

         --------------------------------------------------------------------
         (Address of Financial Institution)     (City)   (State)    (Zip Code)

         -------------------------------------------------------------------
         (Signature)                                                   (Date)

         -----------------------------
         (Its)

         Four Queens, Inc.
         202 Fremont Street
         Las Vegas, NV  89101

         Checking                           Savings
         Account _________________ (or)     Account No._______________

         Bank Routing Number _____________________________________
                                     (between these symbols /:  :/ on the bottom
                                      left of your check)


[Please attach a copy of a voided check to this form]

                                    EXHIBIT A


         All gaming and other equipment now or hereafter leased or to be leased under that certain Master Lease Agreement dated May 1, 1997 and Lease Schedule No. 1 thereto dated May 1, 1997 (collectively, the "Lease"), by and between Secured Party, as lessor, and Debtor, as lessee, including without limitation, all of Debtor's interest in and to the following:

1. Debtor's interest in the equipment described in Attachment A attached hereto which is now or hereafter subject to the Lease and all payments due under the Lease; and

2.   All   accessions,    accessories,   additions,   amendments,   attachments,
     modifications, replacements and substitutions to any of the foregoing; and

3.    All proceeds and products of any of the foregoing; and

4. All policies of insurance pertaining to any of the foregoing as well as any proceeds pertaining to such policies; and

5. All books and records pertaining to any of the foregoing.